UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported)       January 8, 2008

Precision Aerospace Components, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-30185	20-4763096
(State or other jurisdiction of	(Commission File No.)	(I.R.S. Employer Identification No.)
incorporation)

2200 Arthur Kill Road, Staten Island, NY

 10309-1202

(Address of principal executive offices)

  (Zip Code)

Registrant’s telephone number, including area code    (718) 356-1500

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01

Other Events.

Dismissal of March 23, 2007 Complaint Against the Company

On January 8, 2008, Precision Aerospace Components, Inc. (the “Company”) was notified that the complaint (the “Complaint”) which had been filed against it, its directors and a major investor, by Robert Moyer, its former president and chief executive officer, on March 23, 2007, alleging breach of employment contract, violation of the New York Payment of Wages Law, wrongful discharge, unjust enrichment and civil conspiracy, all arising out of Moyer’s discharge (as reported in the Company’s 8-K filed March 28, 2007) was ordered dismissed without prejudice by the United States District Court for the Eastern District of Pennsylvania.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Precision Aerospace Components, Inc.

Date:   January 12, 2008

By: /s/ Andrew S. Prince

      Andrew S. Prince

      Chief Executive Officer

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